COMMON STOCK                                              COMMON STOCK

         NUMBER                                                    SHARES
      _____________                                             ____________
     |             |                M.D. LABS                  |            |
     |_____________|                                           |____________|


INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS

                                                              CUSIP 55268R 10 1


THIS CERTIFIES THAT











IS THE RECORD HOLDER OF

            FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                          $.001 PAR VALUE PER SHARE, OF

-------------------------------- M.D. LABS, INC. -------------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facisimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                                M.D. Labs, Inc.
/s/ Fred Djahandideh               CORPORATE            /s/ Todd P. Belfer
     Secretary                        SEAL                   President
                                    DELAWARE


COUNTERSIGNED:
     Corporate Stock Transfer, Inc.
        370 17th Street, Suite 2350
             Denver, Colorado  80202
                TRANSFER AGENT AND REGISTRAR
BY

                        AUTHORIZED SIGNATURE

[COPYRIGHT SYMBOL] SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY  1960

                                M.D. LABS, INC.

     THE CORPORATION IS AUTHORIZED TO ISSUE STOCK IN ONE OR MORE CLASSES OR SERIES. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY STOCKHOLDER WHO SO REQUESTS A STATEMENT AS TO THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                          UNIF GIFT MIN ACT -               Custodian
TEN ENT - as tenants by the entireties                                     ---------------         ---------------
JT TEN  - as joint tenants with right of                                       (Cust)                  (Minor)
          survivorship and not as tenants                                   under Uniform Gifts to Minors
          in common                                                         Act
                                                                               -----------------------------------
                                                                                             (State)
                                                        UNIF TRF MIN ACT            Custodian (until age          )
                                                                        ------------                    ----------
                                                                           (Cust)
                                                                                           under Uniform Transfers
                                                                         ------------------
                                                                              (Minor)
                                                                         to Minors Act
                                                                                      ----------------------------
                                                                                                (State)




     Additional abbreviations may also be used though not in the above list.





FOR  VALUE   RECEIVED,_____________________________   hereby  sell,  assign  and
transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
 _____________________________________
|                                     |
|                                     |
|_____________________________________|


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________


                                      X ________________________________________

                                      X ________________________________________
                                        THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND  WITH THE  NAME(S) AS WRITTEN
                              NOTICE: UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed





By_____________________________________________________
THE  SIGNATURE(S)  SHOULD  BE GUARANTEED BY AN ELIGIBLE
GUARANTOR  INSTITUTION  (BANKS,  STOCKBROKERS,  SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED  SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.




KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.